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                                                                    EXHIBIT 23.4
                                                                    ------------


                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-58329 and 333-31023) of our report dated June 25, 1998 relating to the financial statements of Laser Skin Toner, Inc. which appears in the Current Report on Form 8-K of BioLase Technology, Inc. dated July 17, 1998.


                              /s/ STONE CARLIE & COMPANY, L.L.C.


Stone Carlie & Company, L.L.C.
St. Louis, Missouri
July 16, 1998